GROUP ANNUITY APPLICATION
FOR PARTICIPATION

AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
P.O. BOX 883
SHELTON, CONNECTICUT 06484-9932

GROUP ID #:______________
(Please Print)

1. PARTICIPANT(S)
(Joint Participants provide same information in No. 7.)

Name: ________________________________
First Middle Last

Sex: ____ Date of Birth: __/__/__ SS/Tax ID: ____________

Home Address: ________________________________
Number and Street

____
City State Zip

2. PROPOSED ANNUITANT
(Complete only if different from Participant.)

Name: ________________________________
First Middle Last

Sex: ____ Date of Birth: __/__/__ SS/Tax ID: ____________

Home Address: ________________________________
Number and Street

____
City State Zip

3. DESIGNATED BENEFICIARY(IES)
(The Participant reserves the right to change the Beneficiary(ies) unless indicated in No. 7.)

PRIMARY BENEFICIARY
Name Indicate relationship and to whom
____
____
____
____

CONTINGENT BENEFICIARY
Name Indicate relationship and to whom
____
____
____
____

INSURANCE DEPARTMENT
STATE OF CONNECTICUT
APPROVED
FEB 5 1990

4. CERTIFICATE DETAILS Initial Premium Payment: $ ____________________

Type of Money: ☐ Non-qualified ☐ 1035 ☐ Other ____________

Annuity Option: ______________________________(If none selected, for 10 years or life.)

5. INITIAL GUARANTEE PERIOD(S) / ANNUITY DATES:

$	Initial Guarantee Period	Annuity Date	$	Initial Guarantee Period	Annuity Date

TOTAL PREMIUM = $__________

(If no Guarantee Period is selected, the shortest period currently available is used. If no Annuity Date is selected, annuity payouts commence as to each Certificate on the Certificate anniversary following the Proposed Annuitant's 85th birthday.)

6. REPLACEMENT
Is participation in this annuity intended to replace (in whole or in part) any existing life insurance or annuity? _____ Yes _____ No
If "yes" state company, amount, reason and full details.

7. SPECIAL INSTRUCTIONS ________________________________
____
____

8. AGREEMENT **I/we represent to the best of my/our knowledge and belief the statements made in this application for participation are true and complete; including, under penalty of perjury, the Social Security or Tax ID numbers provided. It is indicated and agreed that the only statements which are to be construed as the basis for my/our participation in the group annuity are those contained in this application or in any amendment to this application. I/we have also received a copy of the prospectus and I/we understand that surrender of my/our Certificate of Participation may result in the return of an amount less than the premiums paid.**

SIGNATURES Participant(s): ____________________ Proposed Annuitant: ____________________
(if different from Participant)

Dated at : ____________________ on: __/__/__
City State

Signature and Number of Agent: ____________________ Name of Agency or Firm: ____________________

Address of Firm: ________________________________
Number and Street City State Zip

AGENT TO COMPLETE
Do you have any reason to believe that the participation in a group annuity as applied for is to replace existing annuities or insurance?____ Yes ____ No

GAA-12-88

GROUP ANNUITY APPLICATION FOR PARTICIPATION

AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
P.O. BOX 883
SHELTON, CONNECTICUT 06484-9932

GROUP ID #:__________
(Please Print)

1. PARTICIPANT(S)
(Joint Participants provide same information in No. 7.)

Name: __________ First Middle Last

Sex: ___ Date of Birth: / / SS/Tax ID: __________

Home Address: __________ Number and Street

__________ City State Zip

2. PROPOSED ANNUITANT
(Complete only if different from Participant.)

Name: __________ First Middle Last

Sex: ___ Date of Birth: / / SS/Tax ID: __________

Home Address: __________ Number and Street

__________ City State Zip

3. DESIGNATED BENEFICIARY(IES) (The Participant reserves the right to change the Beneficiary(ies) unless indicated in No. 7.)

PRIMARY BENEFICIARY
Name Indicate relationship and to whom

CONTINGENT BENEFICIARY
Name Indicate relationship and to whom.

INSURANCE DEPARTMENT STATE OF CONNECTICUT APPROVED FEB 1990

4. CERTIFICATE DETAILS Initial Premium Payment: $ __________

Type of Money: ☐ Non-qualified ☐ 1035 ☐ Other __________

Annuity Option:__________(If none selected, for 10 years or life.)

5. INITIAL GUARANTEE PERIOD(S) / ANNUITY DATES:

$	Initial Guarantee Period	Annuity Date	$	Initial Guarantee Period	Annuity Date

TOTAL PREMIUM = $__________

(If no Guarantee Period is selected, the shortest period currently available is used. If no Annuity Date is selected, annuity payouts commence as to each Certificate on the Certificate anniversary following the Proposed Annuitant's 85th birthday.)

6. REPLACEMENT
Is participation in this annuity intended to replace (in whole or in part) any existing life insurance or annuity? ____ Yes ____ No
If "yes" state company, amount, reason and full details.

7. SPECIAL INSTRUCTIONS __________

8. AGREEMENT **I/we represent to the best of my/our knowledge and belief the statements made in this application for participation are true and complete; including, under penalty of perjury, the Social Security or Tax ID numbers provided. It is indicated and agreed that the only statements which are to be construed as the basis for my/our participation in the group annuity are those contained in this application or in any amendment to this application. I/we have also received a copy of the prospectus and I/we understand that surrender of my/our Certificate of Participation may result in the return of an amount less than the premiums paid.**

SIGNATURES Participant(s): __________ Proposed Annuitant: __________ (if different from Participant)

Dated at : __________ City State on: / /

Signature and Number of Agent:__________ Name of Agency or Firm: __________

Address of Firm: __________ Number and Street City State Zip

AGENT TO COMPLETE
Do you have any reason to believe that the participation in a group annuity as applied for is to replace existing annuities or insurance?____ Yes ____ No

GAA-12-88